EXHIBIT 32.1

                    CERTIFICATION OF CHIEF FINANCIAL OFFICER
                      PURSUENT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUENT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly report of Punchline Entertainment Inc. (the "Company") on Form 10-QSB for the period ending April 30, 2008 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Nikolai Malitski, Chief Financial Officer of the Company, certify pursuant to 18 U.S.C.
section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that:

       (1) The Report fully complies with the requirements of 13(a) or 15(d) of the Securities Exchange Act of 1934; and

       (2) The information contained in the Report fairly presents, In all material respects, the financial condition and Result of operations of the company.

IN WITNESS WHEREOF, the undersigned has executed this certification as of the 15th day of December, 2008.


/s/ Nikolai Malitski
------------------------------
Chief Financial Officer